UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2015

ASSOCIATED ESTATES REALTY CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	1-12486	34-1747603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1550

(Address of principal executive offices) (Zip Code)

(216) 261-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 6, 2015, Associated Estates Realty Corporation (“Associated Estates”), BSREP II Aries Pooling LLC (“Parent”) and BSREP Aries DE Merger Sub Inc., a direct wholly owned subsidiary of Parent (“Merger Sub”), entered into an amendment (the “Amendment”) with respect to their previously announced Agreement and Plan of Merger, dated as of April 22, 2015 (the “Merger Agreement”), by and among Associated Estates, Parent and Merger Sub.

The Amendment, among other items, implements certain changes, including causing the merger to be treated as an asset sale for tax purposes.

The summary of the Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On August 7, 2015, effective as of the closing of the merger described under Item 2.01 on this Form 8-K, pursuant to which Associated Estates merged with Merger Sub (the “Merger”), Associated Estates terminated certain material agreements and discharged indebtedness thereunder, which agreements include the following: Note Purchase Agreement, dated January 22, 2013, between Associated Estates and the purchasers of the Notes party thereto; the Note Purchase Agreement, dated October 21, 2013, between Associated Estates and the purchasers of the Notes party thereto; Amended and Restated Term Loan Agreement, dated July 25, 2014, among Associated Estates and PNC Bank, National Association and other entities who are parties thereto; and Second Amended and Restated Credit Agreement, dated January 12, 2012, among Associated Estates and PNC Bank, National Association and other entities who are parties thereto, as amended October 19, 2012, June 19, 2013, and July 25, 2014.

Certain of the lenders to the Term Loan Agreement or Credit Agreement and their affiliates have performed commercial and investment banking and advisory services for Associated Estates and its subsidiaries, for which they have received customary fees and expenses.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 7, 2015, Associated Estates completed its previously announced merger with Merger Sub pursuant to the Merger Agreement, as amended August 6, 2015, by and among Associated Estates, Parent and Merger Sub.

At the effective time of the Merger, each common share of Associated Estates, without par value, (the “AEC Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than AEC Shares owned or held in treasury by AEC, owned by Parent or any direct or indirect wholly owned subsidiary of Parent or owned by shareholders who have effectively exercised dissenters’ rights) was automatically converted into the right to receive $28.75 in cash, without interest.

The description herein of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.2.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On August 7, 2015, in connection with the completion of the Merger, Associated Estates notified the New York Stock Exchange (the “NYSE”) and the NASDAQ Stock Market (the “NASDAQ”) that trading in the AEC Shares should be suspended and the listing of the AEC Shares on the NYSE and the NASDAQ, respectively, should be removed. In addition, Associated Estates requested that each of the NYSE and the NASDAQ file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the AEC Shares under

Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Each of the NYSE and the NASDAQ informed Associated Estates that it shall file the Form 25 with the SEC following the completion of the Merger. Associated Estates intends to file with the SEC a Form 15 requesting that the reporting obligations of Associates Estates with respect to the AEC Shares under Section 13(a) and 15(b) of the Exchange Act be suspended.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.01. CHANGES IN CONTROL OF THE REGISTRANT.

A change in control of Associated Estates occurred on August 7, 2015, upon the effectiveness of the Certificate of Merger filed with the Secretary of State of the State of Ohio and the Certificate of Merger filed with the Secretary of State of the State of Delaware, at which time Associated Estates merged with Merger Sub.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each then-current director of Associated Estates, Jeffrey I. Friedman, Douglas Crocker II, Jon A. Fosheim, Michael E. Gibbons, James J. Sanfilippo, James A. Schoff and Richard T. Schwarz, was removed, and each then-current officer of Associated Estates was removed. On August 7, 2015, immediately following the effective time of the Merger, the surviving corporation of the Merger was converted into a Delaware limited liability company called BSREP II Multifamily LLC, which has no officers or directors and is managed by FFI BSREP II GP LLC.

ITEM 8.01. OTHER EVENTS.

On August 7, 2015, Associated Estates issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information contained in Item 8.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing made by Associated Estates under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated August 6, 2015, by and among BSREP II Aries Pooling LLC, BSREP II Aries DE Merger Sub Inc. and Associated Estates Realty Corporation.

2.2	Agreement and Plan of Merger, dated April 22, 2015, by and among BSREP II Aries Pooling LLC, BSREP II Aries DE Merger Sub Inc. and Associated Estates Realty Corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on April 27, 2015 and incorporated herein by reference).

99.1	Press Release, dated August 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSREP II Multifamily LLC (as successor by merger to Associated Estates Realty Corporation) By: FFI BSREP II GP LLC

Date: August 7, 2015	By:	/s/ Murray Goldfarb
		Name:	Murray Goldfarb
		Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated August 6, 2015, by and among BSREP II Aries Pooling LLC, BSREP II Aries DE Merger Sub Inc. and Associated Estates Realty Corporation.

2.2	Agreement and Plan of Merger, dated April 22, 2015, by and among BSREP II Aries Pooling LLC, BSREP II Aries DE Merger Sub Inc. and Associated Estates Realty Corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on April 27, 2015 and incorporated herein by reference).

99.1	Press Release, dated August 7, 2015.